LOAN AGREEMENT

         This Loan Agreement (the "Agreement") is entered into as of August 26, 1996, between Information Systems Consulting Corp., a Corporation ("Borrower"), with its chief executive office and principal place of business located at the address set forth below Borrower's signature line, and Concord Growth Corporation ("Lender"), concerning loans and other credit accommodations to be made by Lender to Borrower.

         Capitalized terms used in this Agreement shall have the meanings assigned to them in Section 8.11, Definitions, or in such other Section of this Agreement as is identified in Section 8.11.

1.       LOANS AND OTHER CREDIT ACCOMMODATIONS

         1.1. LOANS. Subject to the terms and conditions in this Agreement, Lender shall make revolving loans to Borrower from time to time against Eligible Accounts (each, an "Advance") up to a maximum aggregate amount outstanding at any time not to exceed the lesser of (a) eighty five percent (85%) (the "Advance Rate") of the aggregate amount of all Eligible Accounts, or (b) one million Dollars ($1,000,000) (the "Maximum Credit"). Except as otherwise provided in this Agreement, Advances may be borrowed, repaid and reborrowed.

         In the event the aggregate outstanding Advances shall at any time exceed the foregoing limitation, Borrower shall immediately repay the Advances in the amount of such excess.

         1.2. ELIGIBLE ACCOUNTS. "Eligible Accounts" are accounts which are and remain acceptable to Lender as Collateral for lending purposes. General criteria for Eligible Accounts are set forth below but may be revised from time to time by Lender, in its sole judgment, upon notice to Borrower; provided, that Lender may, in its sole discretion, make exceptions to any of the general criteria described below on a case by case basis without implying changes to such criteria:
         (a) such account was created in the ordinary course of Borrower's business;
         (b) such account is represented by an invoice in form acceptable to Lender;
         (c) the invoice that is delivered by Borrower to the account debtor with respect to such account instructs the account debtor to make payment directly to the Lockbox;
         (d) Borrower has delivered to Lender such original documents as Lender may have requested pursuant to Section 3.2 in connection with such account and, if requested by Lender, Lender shall have received from the account debtor a verification of such account, satisfactory to Lender;
         (e) the amount of such account represented by the invoice is absolutely owing to Borrower [except for any discounts for prompt payment provided by Borrower to account debtors in the normal course of Borrower's business which are approved in advance by Lender];
         (f) the goods giving rise to such account were not at the time of the sale subject to any liens except those permitted in the Security Agreement;
         (g) such account is not evidenced by chattel paper or an instrument of any kind;
         (h) such account is due not more than thirty (30) days from the date of the invoice;

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         (i)      such account  arises from a bona fide  completed sale of goods or performance of services, which goods and services have been delivered to, or performed for, and in either case accepted by, the account debtor;
         (j)      such account does not arise from the delivery of any toolings,
                  samples,  trial   merchandise,  promotional  or  demonstration
                  material;
         (k) such account does not arise from a sale to an individual acting with respect to his or her own personal, family or household consumption;
         (1) such account does not arise from progress billings (i.e., billings representing a percentage of the amount due upon completion or achievement of a contractual milestone but where failure to complete or deliver the remaining work or goods may constitute an offset, defense or counterclaim to payment);
         (m) such account does not arise from a retention (i.e., a percentage of the amount payable to Borrower pursuant to the contract which is withheld by the account debtor until a time after completion) nor is such account subject to holdbacks for retention;
         (n) such account does not arise from a bill and hold sale (i.e., a sale in which the account debtor has been invoiced without either delivery or acceptance of the goods or services or transfer of title of the goods, even when the goods are held and the invoices are issued at the account debtor's request);
         (o) such account does not arise from a sale on consignment, "sale or return" or "sale on approval" (i.e., sales in which title purports not to pass or has not passed to the account debtor until payment, resale, acceptance or otherwise);
         (p) such account does not arise from a guaranteed sale (i.e., a sale in which the account debtor reserves the right to return any unsold goods even if title purports to pass to the account debtor);
         (q) such account does not arise on terms under which payment may be conditional or contingent in any way;
         (r)      there are no contra  relationships (i.e., a situation in which
                  the  Borrower  owes  the  account  debtor   money),   setoffs,
                  deductions, allowances, counterclaims or disputes existing with respect to such account and there are no other facts existing or threatened which would impair or delay the collectibility of all or any
         (s) neither the account debtor nor any officer or employee of the account debtor is an officer, employee or agent of or is affiliated with Borrower, directly or indirectly;
         (t) the account debtor is neither the United States nor any State, subdivision, municipality, department or agency of the United States, unless there has been compliance with the Federal Assignment of Claims Act or any similar State or local law, if applicable;
         (u)      the  ccount  debtor's  chief  executive  office and  principal place of business are located in the United States;
         (v)      the account  debtor is not  the subject of  any bankruptcy  or insolvency proceeding of any kind;
         (w) such account is owed by an account debtor deemed creditworthy at all times by Lender;
         (x) there are no facts existing or threatened which might result in any adverse change in the account debtor's financial condition;

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         (y)      such account has not remained unpaid for more than ninety (90)
                  days after the original invoice date;
         (z) such account is not owed by an account debtor who is or whose affiliates are past due upon other accounts owed to Borrower comprising more than twenty-five percent (25%) of the accounts of such account debtor or its affiliates owed to Borrower;
         (aa) such account is owed by an account debtor whose total indebtedness to Borrower does not exceed the amount of any customer credit limit as established, and changed, from time to time by Lender on notice to Borrower (accounts excluded from Eligible Accounts solely by reason of this subsection
                  (aa) shall nevertheless be considered Eligible Accounts in an amount not to exceed the customer credit limits);
         (bb) the aggregate amount of all accounts owed by the account debtor and/or such account debtor's affiliates does not exceed twenty percent (20%) of the aggregate amount of all otherwise Eligible Accounts (accounts excluded from Eligible Accounts solely by reason of this subsection (bb) shall nevertheless be considered Eligible Accounts in an amount not to exceed twenty percent (20%) of the aggregate face amount of all otherwise Eligible Accounts).

         1.3. ACCOMMODATIONS. Lender may, in its sole discretion, provide additional loans or financial accommodations (the "Accommodations") to Borrower. Such Accommodations, if made, shall be evidenced by, and repayable in accordance with, one or more secured promissory notes in form and substance acceptable to Lender (each, an "Accommodation Note"), and shall constitute Obligations under this Agreement.

         1.4. INVENTORY LOANS. In the event Lender has agreed or hereafter agrees to provide loans to Borrower against any inventory of Borrower, such loans shall be upon the terms and conditions set forth in an Inventory Rider signed by Borrower and Lender (the "Inventory Rider") and shall constitute Obligations under this Agreement. Any such inventory loans shall not, when added to the outstanding Advances exceed the Maximum Credit.

         1.5. RESERVES. Lender shall have the right to establish reserves against the amount of the Advances available under Section 1.1 to the extent necessary, in Lender's credit judgment, to ensure payment of the Obligations (the "Reserves"). Lender may, at its option, implement Reserves by either (i) designating as ineligible a sufficient amount of accounts that would otherwise be Eligible Accounts so as to reduce Borrower's availability by the amount of the intended Reserve, (ii) changing the Advance Rate set forth in Section 1.1, [or (iii) establishing a cash collateral account in Lender's name to hold collections as Lender's cash collateral].

2.       INTEREST AND FEES

         2.1. FACILITY FEE. Borrower shall pay Lender on the date hereof, a facility fee (the "Facility Fee") in the amount of one half of one percent (.50%) of the Maximum Credit, which fee is fully earned and non-refundable as of the date each such payment is due and shall be deducted from the proceeds of the first advance under the Maximum Credit.

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         2.2. INTEREST. Borrower shall pay interest to Lender on the outstanding
Advances under this Agreement at a floating rate per annum equal to the Prime Rate plus two and one half percent (Prime + 2.5 % (the "Interest Rate"), which interest shall be payable and calculated as hereinafter set forth. Borrower shall pay such interest to Lender on the first day of each month in an amount equal to (a) the quotient obtained by dividing the sum of the daily unpaid Advances outstanding on each day during the immediately preceding month by the actual number of days in such month (the "Average Daily Balance"), multiplied by
(b) the quotient  obtained by dividing the Interest  Rate by 360,  multiplied by
(c) the actual number of days in the immediately preceding month. The lnterest Rate shall increase or decrease monthly, on the first day of each month, by the amount of any increase or decrease in the Prime Rate. For purposes of this Agreement, the "Prime Rate" is the prime rate of interest publicly listed by the Western Edition of the Wall Street Journal on the first day of each month or, if the first day of such month is not a business day, on the last business day of the immediately preceding month. In the event the prime commercial interest rate listed by the Wall Street Journal is a range, the highest rate in the range shall be the "Prime Rate".

         2.3. DEFAULT RATE. Upon and after either (a) notification to Borrower of the occurrence of an Event of Default, or (b) termination of this Agreement, until the date that all Obligations are indefeasibly paid and satisfied in full, interest shall accrue on all Obligations at a rate equal to the sum of the Interest Rate otherwise payable to Lender plus twelve percent (12%).

         2.4. ADMINISTRATIVE FEE. Borrower shall pay Lender on the first day of each month an administrative fee (the "Administrative Fee") in an amount equal to (a) the Average Daily Balance for the immediately preceding month, multiplied by (b) six-tenths of one percent (0.6%).

         2.5.  MONTHLY  MINIMUM  FEE.  Lender  would not have  entered into this
Agreement and agreed to provide Borrower with the financing hereunder unless Borrower guaranteed Lender that the sum of the interest as set forth in Section 2.2, in any Inventory Rider and in any Accommodation Note, and the administrative fees set forth in Section 2.4, in any Inventory Rider and in any Accommodation Note, paid to Lender in each month would be at least seven thousand five hundred Dollars ($7,500) (the "Monthly Minimum Fee"). In the event the aggregate amount of such interest and administrative fees payable on the first day of any month is less than the Monthly Minimum Fee, then Borrower shall pay to Lender on the first day of such month the Monthly Minimum Fee in satisfaction of the interest and administrative fees payable during such month.

         2.6. EARLY TERMINATION FEE. In the event either (a) Borrower terminates this Agreement prior to the end of any Term, (b) Lender terminates this Agreement with respect to further Advances, inventory loans and other Accommodations upon and after the occurrence of any Event of Default, or (c) this Agreement automatically terminates upon the occurrence of an Event of Default under Sections 6.1(i) or (j) as set forth in Section 6.2, in view of the impracticality and extreme difficult of ascertaining actual damages and by mutual agreement of the parties as to a reasonable calculation of Lender's lost profits, in addition to all other Obligations, Borrower shall pay to Lender, upon the effective date of any such termination, an

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early  termination  fee equal to the Minimum Monthly Fee multiplied by a maximum of three months, or the remaining number of months in this agreement.

         2.7. AUDIT FEES. Lender or its designees may conduct Quarterly examinations of the Collateral and Borrower's operations, unless an Event of Default has occurred and is continuing, in which event the number of audits conducted will be in Lender's reasonable discretion. Borrower shall pay Lender audit fees not to exceed six hundred Dollars ($600) per day plus expenses per audit. Audit fees shall be payable upon demand by Lender.

         2.8. MAXIMUM LAWFUL RATE. In no event shall charges constituting interest under this Agreement exceed the highest rate permitted under applicable law. In the event that a court of competent jurisdiction makes a final determination that Lender has received interest under this Agreement in excess of the maximum lawful rate, then such excess shall be deemed a payment of principal and applied against the principal under this Agreement, and the interest payable under this Agreement shall be deemed amended to the amount payable under the maximum lawful rate.

         2.9. CALCULATIONS BASED ON 360 DAY YEAR. Interest and any other amounts payable by Borrower to Lender based on a per annum rate shall be calculated on the basis of actual number of days elapsed over a 360-day year.

         2.10. CHARGES TO LOAN ACCOUNT. At Lender's option, all principal, interest, fees, costs, expenses and other charges provided for in this Agreement, or in any other Loan Documents may be charged to any loan account of Borrower maintained by Lender either by (a) deducting such amounts from any Advance requested by Borrower and made by Lender, or (b) treating such amounts as additional Advances.

3.       ADMINISTRATION AND COLLECTION

         3.1. DELIVERY OF INVOICES. Borrower shall deliver a copy of each invoice to Lender as such invoice is generated and delivered to an account debtor or at least once per week in a batch. Borrower's granting of credits, discounts, allowances, deductions, return authorizations or the like with respect to any account will be promptly reported to Lender in writing.

         3.2. DELIVERY OF EVIDENCE OF SHIPMENT AND OTHER ACCOUNT INFORMATION. Borrower shall deliver to Lender proof of rendition at services, shipment, and delivery of goods at the same time Borrower delivers the invoices to Lender with respect to such services or goods pursuant to Section 3.1. Borrower shall deliver to Lender such other agreements and documents relating to the accounts or other Collateral, including assignments to Lender, at such times as Lender may request and in the manner specified by Lender.

         3.3. LOCKBOX: COLLECTION OF COLLATERAL. Borrower shall instruct each account debtor to make all payments owed to Borrower in Borrower's name or properly registered trade name as set forth in the Security Agreement directly to a lockbox acceptable to Lender (the "Lockbox"). Borrower shall include on each invoice delivered to an account debtor a stamp or computer generated instruction directing the account debtor to make all payments directly to the Lockbox.

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Such  instructions  shall not be changed without Lender's prior written consent.
Payments on all Borrower's accounts and all other proceeds of Collateral shall be made directly to the Lockbox, whether or not Lender is providing financing for such account. All payments received in the Lockbox by 10:00 a.m. on any business day shall be deposited in an account designated by and acceptable to Lender on the same day and credited to Borrower's loan account as set forth in
Section 3.5. At Lender's request, all invoices and statements sent to any account debtor, other obligor or bailee, shall state that the accounts and such other Collateral have been assigned to Lender and are payable directly and only to Lender. Upon demand by Lender, Borrower shall reimburse Lender for the costs incurred by Lender in establishing and maintaining the Lockbox.

         3.4. PAYMENT IN KIND: DELIVERY TO LENDER. Notwithstanding Borrower's instructions to account debtors and other persons, in the event Borrower receives any payments on accounts or other proceeds of Collateral, Borrower will hold such payments in trust and safekeeping for Lender and immediately turn over to Lender the identical check or other form of payment received by Borrower with any necessary endorsement or assignment.

         3.5. CREDITING OF PAYMENTS. All Obligations shall be payable at Lender's office set forth below, at Lender's bank as identified to Borrower, or at such other place as Lender may expressly designate from time to time. For purposes of determining availability under this Agreement, payments on financed accounts and other payments with respect to the Collateral and Obligations will be credited to the loan account of Borrower upon the date of Lender's receipt of advice from Lender's bank that such payments have been credited to Lender's account or in the case of payments received directly in kind by Lender, upon the date of Lender's deposit thereof at Lender's bank, subject in either case to final payment and collection. Solely for the purpose of calculating interest and fees under this Agreement, including interest and fees under any Inventory Rider and any Accommodation Note, payments on financed accounts and other payments with respect to Collateral and Obligations shall be deemed received by Lender two (2) business days after the date of Lender's receipt of advice from Lender's bank that such payments have been credited to Lender's account or in the case of payments received directly in kind by Lender, two (2) business days after the date of Lender's deposit thereof at Lender's bank, subject in either case to final payment and collection.

         3.6.     Intentionally omitted.

         3.7. ACCOUNT VERIFICATION. Lender may at any time, but without any duty to do so, whether or not an Event of Default has occurred, and without notice to or assent of Borrower, in Lender's own name, pseudonymously, or by its designee:
(a) request any account debtor, other obligor or bailee by telephone or in writing for verification of accounts and other Collateral; (b) notify any account debtor that the accounts and other Collateral that includes a monetary obligation have been assigned to Lender by Borrower and that payment thereof is to be made directly to Lender; and (c) demand, collect or enforce payment of any accounts or such other Collateral. Upon Lander's request, Borrower shall assist Lender in connection with any request, notification or demand hereunder.


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         3.8.  LOAN  ACCOUNT.  Lender  shall  render to Borrower  monthly a loan account statement. Each statement shall be considered correct and binding upon Borrower as an account stated, except to the extent that Lender receives, within thirty (30) days after the mailing of such statement, written notice from Borrower of any specific exceptions by Borrower to that statement.

4.       INTENTIONALLY OMITTED.

5.       REPRESENTATIONS, WARRANTIES AND COVENANTS.

         Borrower hereby represents, warrants and covenants to Lender the following, the truth and accuracy of which, and compliance with which, shall be continuing conditions to making any Advances, inventory and other loans and Accommodations by Lender to Borrower:

         5.1. ACCOUNT REPRESENTATIONS AND WARRANTIES. Each account submitted to Lender meets each of the eligibility requirements in Section 1.2, except as either (a) disclosed in writing to Lender at the time Borrower submits such account to Lender, or (b) is evident on the invoice representing such account. Each account, including Eligible and non-Eligible Accounts, (i) is a bona fide account, (ii) represents indebtedness owed to Borrower, and (iii) is in all respects what it purports to be. All statements made and all unpaid balances and other information appearing in the invoices, agreements, proofs of rendition of services and delivery of goods and other documentation relating to the accounts, and all confirmatory assignments, schedules, statements of account and books and records with respect thereto, are true and correct and in all respects what they purport to be.

         5.2. USE OF PROCEEDS; SINGLE LOAN. Borrower shall use the proceeds of Advances and other loans or Accommodations made by Lender to Borrower for legal and proper business purposes, and not for any personal, family, or household purposes. All Advances and other loans and Accommodations shall constitute one general Obligation and shall be secured by Lender's security interest in all of the Collateral.

         5.3. COMPLIANCE WITH LAWS; PAYMENT OF TAXES. Borrower is and at all times will continue to be in compliance with the requirements of all material laws, rules, regulations and orders of any governmental authority relating to its business, including those relating to taxes (including payment and withholding of payroll taxes, employer and employee contributions and similar items), securities, employee retirement and welfare benefits, employee health and safety, labor and environmental matters, and all material agreements or other instruments binding on Borrower or its property. Borrower shall pay all taxes, assessments and governmental charges against Borrower same are being contested in good faith and, at Lender's option, Reserves are established for the amount contested and penalties which may accrue thereon.

         5.4. DELIVERY OF AGINGS AND FINANCIAL INFORMATION. Borrower shall keep and maintain its books and records in accordance with generally accepted accounting principles, consistently applied. Borrower shall, at its sole expense, deliver to Lender (a) on or before the thirtieth (3Oth) day at each month, true and complete monthly agings of its accounts receivable and accounts and notes payable, and monthly inventory reports and bank statements, and (b) on or before the

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thirtieth (30th) day of each month, true and correct monthly internally prepared interim financial statements. Annually, Borrower shall, at its sole expense, deliver to Lender true and correct (a) financial statements of Borrower prepared according to generally accepted accounting principles, as soon as available, but in no event later than one hundred five (105) days after the end of Borrower's fiscal year, and (b) tax returns within ten (10) days after such tax returns are filed with the appropriate taxing authorities. Lender may require that annual financial statements be prepared and certified by an independent certified public accountant acceptable to Lender. Borrower shall also cause each person or entity that is or becomes a guarantor to deliver to Lender year end financial statements of such guarantor within forty five (45) days after the end of each such period. All of the information required above shall be in such form, and together with such other information with respect to the business of Borrower or any guarantor, as Lender may request.

         5.5. NO SALE OF COLLATERAL, MERGER OR ACQUISITION OF INTEREST. Borrower shall not, directly or indirectly, without the prior written consent of Lender:
(a) sell, lease, transfer, assign, or otherwise dispose of any part of the Collateral or any material portion of its other assets other than sales of inventory to buyers in the ordinary course of business; (b) consolidate with or merge into any other entity.

         5.6. NO LOANS, DIVIDENDS, TRANSACTIONS WITH AFFILIATES. Borrower shall not, directly or indirectly, without the prior written consent of Lender: (a) lend money or property to, guarantee, pay or assume indebtedness of, or invest in (by capital contribution or otherwise), any person, corporation or other entity (including any officer, director, employee, shareholder or affiliate of Borrower); (b) declare or pay any dividends on, redeem, or otherwise make any distributions on account of, any shares of any class of stock or other equity interest of Borrower now or hereafter outstanding; or (c) enter into any sale, lease or other transaction with any officer, director, employee, shareholder or affiliate of Borrower on terms that are less favorable to Borrower than those which might be obtained at the time from persons who are not an officer, director, employee, shareholder or affiliate of Borrower.

         5.7. REPLACEMENT OF OFFICERS AND GENERAL PARTNERS. If Borrower is a corporation and the chief executive officer, chief operating officer or chief financial officer existing on the date of this agreement shall resign or otherwise cease to be actively employed by Borrower in such capacity, Borrower shall appoint a replacement or substitution reasonably satisfactory to Lender within fifteen (15) days after the effective date of such resignation or the date such person ceases to be actively employed by Borrower. If Borrower is a partnership and any general partner withdraws or ceases to perform its duties in such capacity, such general partner shall be replaced with a new general partner reasonably satisfactory to lender within fifteen (15) days after the effective date of such withdrawal or the date such general partner ceases to perform its duties.

         5.8.     FINANCIAL COVENANTS.  Borrower shall:

         (a) at all times maintain working capital of not less than NA Dollars ($NA), as determined in accordance with generally accepted accounting principles in effect on the date hereof, consistently applied;

CORPDAL:64287.1  28722-00003
                                                         8

         (b) at all times maintain net worth of not less than NA Dollars ($NA), as determined in accordance with generally accepted accounting principles in effect on the date hereof, consistently applied: and

         (c) not, directly or indirectly, expend or commit to expend, for fixed or capital assets (including capital lease obligations) an amount in excess of NA Dollars ($NA ) in any fiscal year of Borrower;

         (d) maintain positive cash flow (defined as Earnings Before Interest, Taxes, Depreciation, Amortization) on a quarterly basis, as determined in accordance with generally accepted accounting principles in effecting the date hereof, consistently applied.

         (e) maintain profitability of no less than fifty thousand Dollars ($50,000), on a quarterly basis, as determined in accordance with generally accepted accounting principles in effect on the date hereof, consistently applied.

         5.9. LITIGATION. There are no actions, suits, proceedings, investigations or claims pending, or to the knowledge of Borrower threatened, against Borrower or any of Borrower's assets, except as disclosed to Lender in writing before the date of this Agreement. Borrower shall promptly notify Lender in writing of any loss, damage, suit, proceeding, investigation, or claim relating to a material portion of the Collateral or that may result in a
material  adverse  change  in  Borrower's  business,   assets,   liabilities  or
condition.

         5.10. NO PAYMENTS TO SUBORDINATED CREDITORS. Borrower shall not make any payments to any of the Subordinated Creditors on account of principal, interest or any other indebtedness other than permitted payments as consented to by Lender in writing, unless and until all of the Obligations are indefeasibly paid and satisfied in full.

         5.11. SURVIVAL AND CONTINUATION OF REPRESENTATIONS. Each representation and warranty contained in this Agreement and the other Loan Documents shall be continuous and shall remain accurate, complete and not misleading during the Term of this Agreement, and all such representations and warranties shall survive the execution and delivery by Borrower and Lender of this Agreement and the other Loan Documents.

         5.12. ORGANIZATION AND QUALIFICATION. Borrower is, and shall continue to be, a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. Borrower is qualified and authorized to do business and is, and shall continue to be, in good standing as a foreign corporation in each State where is conducts business and in which the failure to so qualify would have a material adverse effect on the financial condition, business or properties of Borrower.

         5.13. CORPORATE POWER AND AUTHORITY. Borrower is duly authorized and empowered to enter into, execute, deliver and perform this Agreement and each of the other Loan Documents to which it is a party. The execution, delivery and performance of this Agreement and each of the other Loan Documents have been duly authorized by all necessary corporate action and do not

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                                                         9
and will not contravene Borrower's charter, articles or certificate of incorporation or by-laws or result in a breach of or constitute a default under any indenture, loan agreement or any other agreement, lease or instrument to which Borrower is a party or by which it or its properties may be bound.

         5.14. ENFORCEABLE AGREEMENT. This Agreement is, and each of the other Loan Documents when delivered under this Agreement will be, a legal, valid and binding obligation of Borrower enforceable against it in accordance with its terms.

6.       EVENTS OF DEFAULT AND REMEDIES

         6.1. EVENTS OF DEFAULT. The occurrence of any one or more of the following shall constitute an "Event of Default" under this Agreement:

         (a) Borrower fails to pay as and when due any of the Obligations;

         (b) Borrower fails to perform or breaches any of the material covenants or terms of this Agreement, the Security Agreement or any other Loan Document (other than a covenant or term which is dealt with specifically elsewhere in this Section 6.1);

         (c) Any representation, warranty or statement of fact made by Borrower to Lender in this Agreement, the Security Agreement or any other Loan Document or otherwise, or to any affiliate of Lender, shall be inaccurate or misleading in any material respect;

         (d) Any guarantor revokes, terminates or fails to perform any of the terms of any guaranty, endorsement or other agreement of such party in favor of Lender or any affiliate of Lender;

         (e) Notice of a federal tax lien is filed against Borrower or Borrower fails to pay any payroll or withholding taxes;

         (f) Any judgment, writ of attachment or similar process involving an amount in excess of twenty thousand Dollars ($20,000) is obtained against Borrower or any guarantor, or any of their representative assets, and remains undischarged for thirty (30) days after it is obtained;

         (g) Borrower or any guarantor (if Borrower or guarantor is a partnership or corporation) or any general partner of Borrower or any guarantor (if such general partner is a corporation), is dissolved, or Borrower or any guarantor (if Borrower or guarantor is a corporation) fails to maintain its corporate existence in good standing, or the usual business of Borrower or any guarantor ceases or is suspended;

         (h) Borrower (if Borrower is a natural person), any guarantor (if such guarantor is a natural person) or any general partner of Borrower or any guarantor (if Borrower or such guarantor is a partnership and the general partner is a natural person), dies and. with respect to the death of a guarantor or a general partner such guarantor or general partner has not been

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                                                        10
replaced within ten (10) days of the death of such guarantor or general partner by another person as creditworthy in Lender's reasonable judgment as the original guarantor or general partner;

         (i) Borrower or any guarantor becomes insolvent, makes an assignment for the benefit of creditors, makes or sends notice of a bulk transfer or calls a general meeting of its creditors or principal creditors;

         (j) Any petition or application for any relief under the bankruptcy laws of the United States now or hereafter in effect or under any insolvency, reorganization, receivership, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction now or hereafter in effect (whether at law or in equity) is filed by or against Borrower or any guarantor

         (k) The indictment of Borrower or any guarantor under any criminal statute, or commencement of criminal or civil proceedings against Borrower or any guarantor, pursuant to which statute or proceedings the penalties or remedies sought or available include forfeiture of any at the property of Borrower or such guarantor;

         (1) Any default or event of default exists under any agreement, document or instrument at any time executed and/or delivered to Lender or any of its affiliates, by an affiliate of Borrower;

         (m) If Borrower is a corporation, any change in the controlling ownership of Borrower occurs;

         (n) Borrower makes any payment to a Subordinated Creditor in violation of the terms of any agreement entered into between such Subordinated Creditor and Lender, a copy of which has been delivered to Borrower.

         6.2. REMEDIES. Upon the occurrence of an Event of Default and at any time thereafter, Lender may, without notice, exercise any or all of the rights and remedies provided in the Security Agreement, the other Loan Documents or under applicable law, including the immediate termination of any further Advances, inventory and other loans and Accommodations, the declaration of all Obligations to be immediately due and payable, and the enforcement of Lender's security interest in all or any portion of the Collateral, provided, that immediately upon the occurrence at an Event of Default of a type described in
Section 6.1 (i) or (ii), this Agreement shall automatically terminate without notice or demand of any kind and the Obligations shall be immediately due and payable.

7.       GOVERNING LAW; WAIVER OF JURY TRIAL; CONSENT TO JURISDICTION;
OTHER WAIVERS.

         7.1. INCORPORATION OF SECURITY AGREEMENT PROVISIONS RELATING TO GOVERNING LAW, WAIVER OF JURY TRIAL, CONSENT TO JURISDICTION NO IMPLIED WAIVER AND RELEASE. Sections 5.1, 5.2, 5.3, 5.4 and 5.5 of the Security Agreement relating to governing law, waiver of jury trial, consent to jurisdiction, no implied waiver and release apply to this Agreement and to the Security

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                                                        11

Agreement and other Loan Documents, and are hereby incorporated into this Agreement by reference.

         7.2. WAIVER OF SETOFF. Borrower hereby irrevocably waives any right to offset against amounts owed by Borrower to Lender under the Loan Documents any claims or counterclaims that may be asserted by Borrower.

8.       OTHER FEES AND EXPENSES; TERM OF AGREEMENT; MISCELLANEOUS

         8.1. OTHER FEES AND EXPENSES. Borrower shall pay Lender immediately upon demand, those fees and expenses described in Section 3.6 of the Security Agreement.

         8.2. EFFECTIVENESS; TERM. This Agreement shall only become effective upon execution and delivery by Borrower and Lender and, unless earlier terminated as provided in this Agreement, shall continue in full force and effect for an initial term of twelve (12) months from the date of this Agreement as set forth in the introductory paragraph hereof and shall be deemed automatically renewed for successive twelve (12)-month periods. Unless earlier terminated as provided in this Agreement, all Obligations shall be due and payable in full at the expiration of the last renewal Term. This Agreement may be terminated prior to the end of the initial or any renewal term (each, a "Term") as follows:

         (a) Borrower or Lender may terminate this Agreement as of the end of any Term by either party giving the other written notice at least thirty (30) days prior to the end of such Term. If either Borrower or Lender so notifies the other, all Obligations shall be due and payable in full at the end of such Term;

         (b) In addition to being able to terminate this Agreement at the end of each Term, Borrower may terminate this Agreement at any other time after giving Lender at least thirty (30) days prior written notice and paying Lander an Early Termination Fee as set forth in Section 2.6. Any such termination shall be effective upon payment to Lender in full at all Obligations, including the Early Termination Fee; and

         (c) Lender shall also have the right to terminate this Agreement as set forth in Section 6.2 upon and after the occurrence of an Event of Default or, as set forth in Section 6.2, this Agreement shall automatically terminate following the occurrence of an Event of Default under Section 6.1(i) or(j). Upon any such termination following an Event of Default, all Obligations, including the Early Termination Fee, shall be due and payable in full.

         8.3. DEPOSIT TO ALLOW FOR OPEN ACCOMMODATIONS AND REMITTANCE ITEMS. Upon termination of this Agreement by Borrower, as permitted herein, in addition to payment of all Obligations, Borrower shall deposit such amount of cash collateral as Lender determines is necessary to secure Lender from loss or expense, including reasonable attorneys' fees, in connection with any open Accommodations or remittance items or other payments provisionally credited to the Obligations and/or to which Lender has not yet received final and indefeasible payment.

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                                                        12

         8.4. CONTINUING OBLIGATIONS UPON TERMINATION. No termination of this Agreement, including any termination set forth in Section 8.2 or 6.2, shall relieve or discharge Borrower of its obligations, duties and covenants hereunder until such time as all Obligations to Lender have been indefeasibly paid and satisfied in full. Without limiting the generality of the foregoing, all security interests and liens of Lender in and upon all then-existing and thereafter-arising or acquired Collateral, and all warranties, representations, covenants, agreements and waivers of Borrower, shall continue in full force and effect until released and terminated by Lender in writing after full and final payment of all Obligations.

         8.5. NOTICES. Except as otherwise provided, all notices, requests and demands hereunder shall be (a) made to Lender at its address set forth below its signature line and to Borrower at its chief executive office set forth below its signature line, or to such other address as either party may designate by written notice to the other in accordance with this provision, and (b) deemed to have been given or made: if by hand, immediately upon delivery; if by telex, telegram or telecopy, immediately upon receipt: if by overnight delivery service, one

         8.6. PARTICIPATIONS; SECURITIZATION. Lender may assign and sell Participations in its rights and obligations under this Agreement and the other Loan Documents. Lender may include the loans made pursuant to this Agreement and the other Loan Documents in a pool of loans in which Lender sells undivided interests as part of a securitization program.

         (a) Assignment of Loans. Borrower understands that Lender may from time to time transfer and assign Loans and its rights under this Agreement to one or more assignees. Borrower hereby consents to these transfers and assignments by Lender to one or more assignees. Borrower hereby consents that any such assignee may exercise the rights of Lender hereunder. Borrower further hereby consents and acknowledges that any and all defenses, claims or counterclaims that it may have against Lender shall be limited to, and may only be brought against, Lender and shall not extend to any assignee, including but not limited to funding obligations.

         (b) Borrower and Lender intend that any and all direct or indirect assignees of the Lender of the type set forth above shall be third party beneficiaries of this Agreement.

         8.7. SEVERABILITY. If any provision of this Agreement is held to be invalid or unenforceable, such provision shall not affect the Agreement as a whole, but this Agreement shall be construed as though it did not contain the particular provision held to be invalid or unenforceable.

         8.8 INTEGRATION. This Agreement, the Security Agreement and the other Loan Documents contain the entire agreement at the parties as to the subject matter hereof. All prior commitments, proposals and negotiations concerning the subject matter hereof are merged herein. Neither this Agreement, the Security Agreement nor any of the other Loan Documents shall be amended, modified or discharged orally or by course of conduct, but only by a written agreement signed by an authorized officer of Lender and Borrower. This Agreement shall be binding upon and inure to the benefit of each at the parties hereto and their respective successors and assigns,

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                                                        13
except that Borrower shall not assign this Agreement or any of its rights hereunder without the prior written consent of Lender.

         8.9. HEADINGS. All title and section headings used in this Agreement are for convenience only and shall not be used in interpreting this Agreement.

         8.10. COUNTERPARTS. This Agreement may be executed in any number of separate counterparts, each of which shall be an original but all of which shall constitute one and the same agreement.

         8.11. DEFINITIONS. All terms used herein which are defined in the Uniform Commercial Code as in effect in California shall have the meanings given therein unless otherwise defined in this Agreement. All references to the singular or plural herein shall include the singular and plural, unless the context otherwise requires. Unless otherwise specified any reference to a "Section" shall refer to the relevant Section of this Agreement. The term "including" is not limiting or exclusive. Capitalized terms used in this Agreement shall have the following respective meanings when used herein:

         "Accommodations" shall have the meaning set forth in Section 1.3.

         "Accommodation Note" shall have the meaning set forth in Section 1.3.

         "Administrative Fee" shall have the meaning set forth in Section 2.4.

         "Advance" shall have the meaning set forth in Section 1.1.

         "Advance Rate" shall have the meaning set forth in Section 1.1.

         "Agreement" shall mean this Loan Agreement, as the same may be amended, supplemented, extended or restated from time to time.

         "Average  Daily  Balance"  shall  have   the   meaning  set  forth   in
Section 2.2.

         "Borrower" shall mean the Borrower as identified in the introductory paragraph of this Agreement, and its successors and assigns.

         "Collateral"   shall  have  the  meaning  set  forth  in  the  Security
Agreement.

         "Early  Termination   Fee"  shall  have   the  meaning   set  forth  in
Section 2.6.

         "Eligible Accounts" shall have the meaning set forth in Section 1.2.

         "Event of Default" shall have the meaning set forth in Section 6.1.

         "Facility Fee" shall have the meaning set forth in Section 2.1.

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                                                        14

         "Interest Rate" shall have the meaning set forth in Section 2.2.

         "Inventory Rider" shall have the meaning set forth in Section 1.4.

         "Lender" shall mean the Lender as identified in the introductory paragraph of this Agreement, and its successors and assigns.

         "Loan Documents" shall mean this Agreement, any Inventory Rider, any Accommodation Notes, the Security Agreement, and all instruments, documents, agreements and other writings signed by Borrower or any Guarantor and delivered to Lender in connection with this Agreement or otherwise, whether now existing or hereafter arising, as the same may be amended, supplemented, extended or restated from time to time.

         "Lockbox" shall have the meaning set forth in Section 3.3.

         "Maximum Credit" shall have the meaning set forth in Section 1.1.

         "Monthly Minimum Fee" shall have the meaning set forth in Section 2.5.

         "Obligations" shall mean any and all loans, advances, fees, charges, indebtedness and obligations of every kind owing by Borrower to Lender, and/or Lender's affiliates, or incurred by Lender on behalf of Borrower, or otherwise, and whether now existing or hereafter arising, including all Advances, inventory loans, Accommodations, Finance Fees, interest, Administrative Fees, Early Termination Fees, Facility Fees, attorneys' fees and expenses.

         "Reserves" shall have the meaning set forth in Section 1.5.

         "Security Agreement" shall mean the Security Agreement executed by Borrower and Lender dated August 26 , 1996, pursuant to which Borrower grants to Lender a security interest in and lien upon its personal property, as the same may be amended, supplemented, extended or restated from time to time.

         "Subordinated Creditors" shall mean NA.

         "Term" shall have the meaning set forth in Section 8.2.


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                                                        15

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as at the date first stated above.

"Borrower"

         Information Systems Consulting Corp.


         By:
            ----------------------
         Title:
               -------------------
         Address of Borrower's Chief Executive Office and Principal Place
          of Business

         12801 N. Central Expressway, Suite 350
         Dallas, TX  75243

         Telephone:  214-788-2755
         Facsimile:  214-960-6936


"Lender"

         CONCORD GROWTH CORPORATION


         By:
            ----------------------
         Title:
               -------------------
         Address:
         1170 East Meadow Drive
         Palo Alto, CA  94303-4234

         Telephone:  415-493-0921
         Facsimile:  415-857-0900



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                                                        16

                                   ADDENDUM TO
                                 LOAN AGREEMENT

         The LOAN AGREEMENT dated August 26, 1996 (the "Agreement"), between Concord Growth Corporation, a California corporation, and Information Systems Consulting Corp., a corporation; and

         The LOAN  AGREEMENT  dated August 26, 1996 (the  "Agreement"),  between
Concord Growth Corporation, a California corporation, and Preferred Funding Corporation, a corporation, are hereby amended in the specific sections(s) as follows:

         Section 1.1 (b)     Loans.  Notwithstanding the terms set forth herein,
                             the Maximum Credit shall not at any time exceed the lesser of One Million Dollars ($1,000,000) in aggregate among the two above mentioned Borrowers.

         THIS ADDENDUM AFFECTS ONLY THE ABOVE LISTED SECTION(S) OF THE AGREEMENT AND ALL OTHER PROVISIONS OF THE AGREEMENT SHALL REMAIN UNCHANGED AND IN FORCE AS WRITTEN OR THEREAFTER AMENDED IN WRITING.

         This addendum is attached to and made a part of the Loan Agreement between Lender and the undersigned on August 26, 1996.

BORROWER:
         INFORMATION SYSTEMS CONSULTING CORP.


         BY:
            ----------------------------------------

            ----------------------------------------
                      (PRINT NAME AND TITLE)

         DATE:
              --------------------------------------
BORROWER:
         PREFERRED FUNDING CORPORATION


         BY:
            ----------------------------------------

            ----------------------------------------
                      (PRINT NAME AND TITLE)

         DATE:
              --------------------------------------


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                                                        17